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                                                                     EXHIBIT 4.1


                        THIRTEENTH SUPPLEMENTAL INDENTURE

         Thirteenth Supplemental Indenture (this "Thirteenth Supplemental Indenture"), dated as of July 14, 2000, among the Company (as defined in the Indenture referred to herein), the Guarantors (as defined in the Indenture referred to herein) party to the Indenture referred to herein and U.S. Trust Company, National Association, as trustee under the indenture referred to below (the "Trustee").

                               W I T N E S S E T H

         WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture, dated as of July 31, 1998 (as supplemented through the date hereof, the "Indenture"), providing for the issuance of 12% Senior Subordinated Notes due 2005 (the "Notes");

         WHEREAS, the Indenture provides that under certain circumstances the Guarantors shall execute and deliver to the Trustee a supplemental indenture pursuant to which subsequent Guarantors shall unconditionally guarantee all of the Company's Obligations under the Notes and the Indenture (the "Guarantee");

         WHEREAS, the Company's direct wholly owned subsidiary, Tisco of Redding, Inc., a California corporation ("Redding"), has previously unconditionally guaranteed all of the Company's Obligations under the Notes and the Indenture;

         WHEREAS, the Indenture provides that Guarantors under the Indenture may merge with another person so long as the person surviving such merger assumes all of the Obligations of each such merged Guarantor pursuant to a supplemental indenture;

         WHEREAS, Redding has merged with and into the Company, with the Company as the surviving corporation in the merger;

         WHEREAS, the Indenture provides that the Company must unconditionally guarantee, on a senior subordinated basis, all of Redding's obligations under Redding's Guarantee and the Indenture; and

         WHEREAS, pursuant to Section 9.1 of the Indenture, the Trustee is authorized to execute and deliver this Thirteenth Supplemental Indenture;

         NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

         1. Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

         2. Agreement to Guarantee. The Company irrevocably and unconditionally guarantees the Guarantee Obligations of Redding, including (i) the due and punctual payment of the principal of, premium, if any, and interest and Liquidated Damages, if any, on the Notes,


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whether at stated maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal and premium, if any, and (to the extent permitted by law) interest on any interest and Liquidated Damages, if any, on the Notes, and the due and punctual performance of all other obligations of the Company, to the Holders or the Trustee all in accordance with the terms set forth in Article XI of the Indenture and (ii) in case of any extension of time of payment or renewal of any Notes or any such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

         The obligations of the Company to the Holders and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Article XI of the Indenture and reference is hereby made to such Indenture for the precise terms of this Guarantee.

         No stockholder, employee, officer, director or incorporator, as such, past, present or future of the Company shall have any liability under this Guarantee by reason of his or its status as such stockholder, employee, officer, director or incorporator.

         This is a continuing Guarantee and shall remain in full force and effect and shall be binding upon the Company and its successors and assigns until full and final payment of all of the Company's obligations under the Notes and Indenture or until released in accordance with the Indenture and shall inure to the benefit of the successors and assigns of the Trustee and the Holders, and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof. This is a Guarantee of payment and not of collectibility.

         The Obligations of the Company under its Guarantee shall be limited to the extent necessary to insure that it does not constitute a fraudulent conveyance under applicable law.

         THE TERMS OF ARTICLE XI OF THE INDENTURE ARE INCORPORATED HEREIN BY REFERENCE.

         3. THIS THIRTEENTH SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

         4. Counterparts. The parties may sign any number of copies of this Thirteenth Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

         5. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

                            (signature page follows)




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         IN WITNESS WHEREOF, the parties hereto have caused this Thirteenth
Supplemental Indenture to be duly executed and attested, all as of the date first above written.

                                FLEETPRIDE, INC. (formerly known as HDA Parts
                                    System, Inc.), an Alabama corporation


                                By: /s/ John J. Greisch
                                    --------------------------------------------
                                    Name:  John J. Greisch
                                    Title: President


                                CITY TRUCK AND TRAILER PARTS OF ALABAMA,
                                    L.L.C., an Alabama limited liability company

                                By: FLEETPRIDE, INC., its sole member


                                By: /s/ John J. Greisch
                                    --------------------------------------------
                                    Name:  John J. Greisch
                                    Title: President


                                TRUCK & TRAILER PARTS, INC., a Georgia
                                    corporation, as Guarantor


                                By: /s/ John J. Greisch
                                    --------------------------------------------
                                    Name:  John J. Greisch
                                    Title: President


                                FLEETPRIDE CORPORATION (formerly known as City
                                    Truck Holdings, Inc.), a Delaware
                                    corporation as Guarantor


                                By: /s/ John J. Greisch
                                    --------------------------------------------
                                    Name:  John J. Greisch
                                    Title: President



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                                TRUCKPARTS, INC., a Connecticut corporation,
                                    as Guarantor


                                By: /s/ John J. Greisch
                                    --------------------------------------------
                                    Name:  John J. Greisch
                                    Title: Chief Executive Officer


                                ASSOCIATED BRAKE SUPPLY, INC., a California
                                    corporation, as Guarantor


                                By: /s/ John J. Greisch
                                    --------------------------------------------
                                    Name:  John J. Greisch
                                    Title: President


                                ASSOCIATED TRUCK CENTER, INC., a California
                                    corporation, as Guarantor


                                By: /s/ John J. Greisch
                                    --------------------------------------------
                                    Name:  John J. Greisch
                                    Title: President


                                ONYX DISTRIBUTION, INC., a California
                                    corporation, as Guarantor


                                By: /s/ John J. Greisch
                                    --------------------------------------------
                                    Name:  John J. Greisch
                                    Title: President


                                TISCO, INC., a California corporation, as
                                    Guarantor


                                By: /s/ John J. Greisch
                                    --------------------------------------------
                                    Name:  John J. Greisch
                                    Title: Vice President


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                                ACTIVE GEAR, L.L.C., a Washington limited
                                    liability company, as Guarantor

                                By: FLEETPRIDE, INC., its sole member


                                By: /s/ John J. Greisch
                                    --------------------------------------------
                                    Name:  John J. Greisch
                                    Title: President


                                SUPERIOR TRUCK & AUTO SUPPLY, INC.,
                                    a Massachusetts corporation, as Guarantor


                                By: /s/ John J. Greisch
                                    --------------------------------------------
                                    Name:  John J. Greisch
                                    Title: Vice President


                                QDSP HOLDINGS, INC., a Delaware corporation, as
                                    Guarantor


                                By: /s/ John J. Greisch
                                    --------------------------------------------
                                    Name:  John J. Greisch
                                    Title: President


                                QUALITY DISTRIBUTION SERVICE PARTNERS, INC.,
                                    a Delaware corporation, as Guarantor


                                By: /s/ John J. Greisch
                                    --------------------------------------------
                                    Name:  John J. Greisch
                                    Title: President


                                AUTOMOTIVE SALES COMPANY, INC., a Delaware
                                    corporation, as Guarantor


                                By: /s/ John J. Greisch
                                    --------------------------------------------
                                    Name:  John J. Greisch
                                    Title: President


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                                CB ACQUISITION SUB, INC., a Delaware
                                    corporation, as Guarantor


                                By: /s/ John J. Greisch
                                    --------------------------------------------
                                    Name:  John J. Greisch
                                    Title: President


                                CITY SPRING WORKS, INC., a Delaware corporation,
                                    as Guarantor


                                By: /s/ John J. Greisch
                                    --------------------------------------------
                                    Name:  John J. Greisch
                                    Title: President


                                FLEETPRIDE OF AGAWAM, INC., a Delaware
                                    corporation, as Guarantor


                                By: /s/ John J. Greisch
                                    --------------------------------------------
                                    Name:  John J. Greisch
                                    Title: President


                                FOUR-T SALES & SERVICE, INC., a Nebraska
                                    corporation, as Guarantor


                                By: /s/ John J. Greisch
                                    --------------------------------------------
                                    Name:  John J. Greisch
                                    Title: President


                                HOLT INCORPORATED, a Delaware corporation, as
                                    Guarantor


                                By: /s/ John J. Greisch
                                    --------------------------------------------
                                    Name:  John J. Greisch
                                    Title: President



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                                NEW ENGLAND TRUCK & AUTO SERVICE, INC., a
                                    Massachusetts corporation, as Guarantor


                                By: /s/ John J. Greisch
                                    --------------------------------------------
                                    Name:  John J. Greisch
                                    Title: President


                                PARTS DISTRIBUTING COMPANY, LTD., a Texas
                                    limited partnership, as Guarantor

                                By: PARTS MANAGEMENT COMPANY, its General
                                    Partner


                                By: /s/ John J. Greisch
                                    --------------------------------------------
                                    Name:  John J. Greisch
                                    Title: President


                                PARTS HOLDINGS COMPANY, a Nevada corporation, as
                                    Guarantor


                                By: /s/ John J. Greisch
                                    --------------------------------------------
                                    Name:  John J. Greisch
                                    Title: President


                                PARTS MANAGEMENT COMPANY, a Texas corporation,
                                    as Guarantor


                                By: /s/ John J. Greisch
                                    --------------------------------------------
                                    Name:  John J. Greisch
                                    Title: President


                                POWER EQUIPMENT INTERNATIONAL, INC., a Texas
                                    corporation, as Guarantor


                                By: /s/ John J. Greisch
                                    --------------------------------------------
                                    Name:  John J. Greisch
                                    Title: President



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                                POWER EXPORT DISTRIBUTING COMPANY, a Texas
                                    corporation, as Guarantor


                                By: /s/ John J. Greisch
                                    --------------------------------------------
                                    Name:  John J. Greisch
                                    Title: President


                                SLM POWER GROUP, INC., a Delaware corporation,
                                    as Guarantor


                                By: /s/ John J. Greisch
                                    --------------------------------------------
                                    Name:  John J. Greisch
                                    Title: President


                                SPECIALIZED SALES & SERVICE, INC., an Oregon
                                    corporation, as Guarantor


                                By: /s/ John J. Greisch
                                    --------------------------------------------
                                    Name:  John J. Greisch
                                    Title: President


                                TBS, INCORPORATED, an Arizona corporation, as
                                    Guarantor


                                By: /s/ John J. Greisch
                                    --------------------------------------------
                                    Name:  John J. Greisch
                                    Title: President


                                TRUCK CITY PARTS, INC., a Delaware corporation,
                                    as Guarantor


                                By: /s/ John J. Greisch
                                    --------------------------------------------
                                    Name:  John J. Greisch
                                    Title: President



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                                STATS REMANUFACTURING CENTER, INC., a Nebraska
                                    corporation, as Guarantor


                                By: /s/ John J. Greisch
                                    --------------------------------------------
                                    Name:  John J. Greisch
                                    Title: President


                                UNIVERSAL JOINT SALES COMPANY, INC., a Delaware
                                    corporation, as Guarantor


                                By: /s/ John J. Greisch
                                    --------------------------------------------
                                    Name:  John J. Greisch
                                    Title: President


                                WHEATLEY TRUCK PARTS, INC., a Delaware
                                    corporation, as Guarantor


                                By: /s/ John J. Greisch
                                    --------------------------------------------
                                    Name:  John J. Greisch
                                    Title: President


                                WHEELS AND BRAKES, INC., a Georgia corporation,
                                    as Guarantor


                                By: /s/ John J. Greisch
                                    --------------------------------------------
                                    Name:  John J. Greisch
                                    Title: President


                                FLEETPRIDE WEST, INC., a Delaware corporation,
                                    as Guarantor


                                By: /s/ John J. Greisch
                                    --------------------------------------------
                                    Name:  John J. Greisch
                                    Title: Vice President



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                                OKLAHOMA TRUCK SUPPLY ASSOC., INC., an Oklahoma
                                    corporation, as Guarantor


                                By: /s/ John J. Greisch
                                    --------------------------------------------
                                    Name:  John J. Greisch
                                    Title: President


                                U.S. TRUST COMPANY, NATIONAL ASSOCIATION,
                                    as Trustee


                                By: /s/ Garrett P. Smith
                                    --------------------------------------------
                                    Name:  Garrett P. Smith
                                    Title: Assistant Vice President